united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Dr., Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

ASCENDANT DEEP VALUE BOND FUND

ASCENDANT TACTICAL YIELD FUND

Semi-Annual Report

March 31, 2020

www.ascendantfunds.com

1 (855) 527-2363

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.ascendantfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Ascendant Tactical Yield Fund
Shareholders Letter

March 31, 2020

The Ascendant Tactical Yield Fund (the “Fund”) began trading on May 8, 2015. The Fund employs a tactical fixed income strategy utilizing market timing & sector rotation methodologies based on proprietary research process managed by a team with a combined 90 years investment management experience. The strategy places a large emphasis on capital preservation while attempting to deliver a high yield, competitive total return, and lower volatility than equity investments. Exposure to various fixed income securities is gained via mutual funds for liquidity, low trading costs, diversification, research, and professional management.

For the six months ended March 31, 2020 the Fund (ATYIX) returned -11.15%% versus the benchmark of the Barclays US Aggregate Bond Index of 3.33%. Year to date, for the first 3 months, the Fund has a return of -11.27% versus the benchmark of the Barclays US Aggregate Bond Index of 3.15%.

The first quarter saw the emergence of the Covid-19 virus, and the resulting pandemic. This resulted in historically high volatility not only in equity markets, but in the fixed income markets as well. We alertly sold our entire position in the Alphacentric Income Opportunities Fund on March 18 at a price of 12.01. This turned out to be a timely sell, as the mutual fund closed on March 31 with a price of 8.17.

Longer-term Treasury yields decreased during the first quarter as the Federal Reserve took unprecedented steps to counter the huge loss in jobs. On March 15 the Fed cut interest rates to effectively 0%, and announced a $700 billion round of quantitative easing. It is now assumed that the U.S. is currently in a recession, but hopes are that the recession will be short-lived. The Fed also expanded its lending program to businesses that are having short term liquidity problems. The Fed has basically announced that it is going to back-stop the U.S. economy, so that when the recovery returns it will be a strong one.

Considerations for the coming year include:

We will monitor the Covid-19 situation closely. The economic considerations include how fast the virus can be contained, the prospects for a vaccine, whether there can be relapses after it has been contained, the impact on consumer behavior, whether the most impacted industries will recover, whether those that lost their job can either get rehired or find a new job. The relations with China will need to be watched. The trade deal, China’s holdings of US debt, and China’s relations with Hong Kong will all need to be watched.

The coming election could have a big impact on the fixed income markets. Tax policy could depend on whether the republicans or democrats win in November. Economic growth prospects can also depend on who wins the election, and this will impact interest rates.

Regards,

James H. Lee
Portfolio Manager

3620-NLD-5/28/2020

Ascendant Deep Value Bond Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmarks:

			Annualized
					Since Inception**-
	Six Months	One Year	Three Year	Five Year	March 31, 2020
Ascendant Deep Value Bond Fund Class A Shares	(11.73)%	(9.52)%	(1.62)%	(1.75)%	2.95%
Ascendant Deep Value Bond Fund Class A Shares with load	(16.82)%	(14.72)%	(3.55)%	(2.91)%	2.24%
Ascendant Deep Value Bond Fund Class C Shares	(12.14)%	(10.18)%	(2.42)%	(2.51)%	2.21%
Ascendant Deep Value Bond Fund Class I Shares	(11.69)%	(9.25)%	(1.41)%	(1.53)%	3.22%
Merrill Lynch Yield Alternative Index	(10.25)%	(6.43)%	1.48%	1.44%	4.19%
S&P Composite 1500 Index	(13.49)%	(8.52)%	4.22%	6.15%	12.11%
Dow Jones U.S. Select Dividend Total Return Index	(26.11)%	(21.70)%	(3.14)%	2.73%	9.15%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 3.66%, 4.39%, and 3.40%, respectively, for Class A, Class C and Class I shares per the January 28, 2020 prospectus. Class A shares are subject to up to a 1.00% contingent deferred sales charge on certain redemption. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (855) 527-2363.

**	Commencement of operations is October 5, 2011.

The Merrill Lynch Yield Alternative Index (VYLD) measure the performance of convertible issuances with a greater than $50 million aggregate market value at issuance. The Merrill Lynch Yield Alternatives Index has replaced the Standard and Poor’s Composite 1500 Index as the Fund’s benchmark index to reflect changes to the Fund’s principal investment strategy. Investors cannot invest directly in an index.

The S&P Composite 1500 Index is an investable U.S. equity benchmark. The S&P Composite 1500 Index combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. Investors cannot invest directly in an index.

The Dow Jones U.S. Select Dividend Total Return Index measures the performance of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (“REITs”)) in the Dow Jones U.S. Index. The benchmark index has been changed to reflect changes to the Fund’s investment strategy. Investors cannot invest directly in an index.

The Fund’s top asset classes as of March 31, 2020, are as follows:

	Percent of
Holdings by Asset Class	Net Assets
Exchange Traded Funds	28.3%
Mutual Fund	23.8%
Corporate Bonds & Notes	0.4%
Common Stock	0.0	% ^
Warrant	0.0	% ^
Short-Term Investment	51.1%
Other, Cash & Cash Equivalents	(3.6)%
	100.0%

^	Represents less than 0.1%.

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

Ascendant Tactical Yield Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmarks:

			Annualized
				Since Inception**-
	Six Months	One Year	Three Year	March 31, 2020
Ascendant Tactical Yield Fund Class A Shares	(11.33)%	(8.76)%	(0.52)%	(0.03)%
Ascendant Tactical Yield Fund Class A Shares with load	(16.45)%	(14.01)%	(2.46)%	(1.23)%
Ascendant Tactical Yield Fund Class I Shares	(11.15)%	(8.40)%	(0.29)%	0.22%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	3.33%	8.93%	4.82%	3.59%
Bloomberg Barclays Capital U.S. Treasury Bond 1-3 Year Term Index	3.28%	5.40%	2.69%	1.87%
Bloomberg Barclays High Yield Ba/B 3% Issuer Constrained Index	(9.15)%	(4.80)%	1.55%	2.78%
Ascendant Tactical Yield Fund Blend	(0.87)%	3.19%	3.09%	2.81%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 3.82% and 3.57%, respectively, for Class A and Class I shares per the January 28, 2020 prospectus. Class A shares are subject to up to a 1.00% contingent deferred sales charge on certain redemptions. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (855) 527-2363.

**	Commencement of operations is May 8, 2015.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The Bloomberg Barclays Capital U.S. Treasury Bond 1-3 Year Term Index measures the performance of government bonds issued by the U.S. Treasury.

The Bloomberg Barclays High Yield Ba/B 3% Issuer Constrained Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 3%.

Ascendant Tactical Yield Fund Blend represents a blend of 1/3 Bloomberg Barclays Capital U.S. Aggregate Bond Index, 1/3 Bloomberg Barclays Capital U.S. Treasury Bond 1-3 Year Term Index and 1/3 Bloomberg Barclays High Yield Ba/B 3% Issuer Constrained Index.

The Fund’s top asset classes as of March 31, 2020, are as follows:

Percent of
Holdings by Asset Class	Net Assets
Exchange Traded Funds	29.1%
Mutual Fund	23.8%
Common Stock	0.2%
Short-Term Investment	50.7%
Other, Cash & Cash Equivalents	(3.8)%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

Ascendant Deep Value Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Value
	COMMON STOCK - 0.0%^
	OIL & GAS - 0.0%^
6	Goodrich Petroleum Corp. + (Cost $4,415)	$26

	MUTUAL FUND - 23.8%
	CLOSED-END FUND - 23.8%
	BANK LOANS - 23.8%
985,788	Highland Income Fund + (Cost $14,043,374)	8,408,772

Principal
Amount ($)		Coupon Rate (%)	Maturity
	CORPORATE BONDS & NOTES - 0.4%
	CASINOS & GAMING - 0.4%
$150,000	Wynn Las Vegas Capital Corp. - 144A (Cost - $152,029)	5.500	3/1/2025	140,620

Shares
	EXCHANGE TRADED FUNDS - 28.3%
	CORPORATE - 16.5%
35,900	iShares iBoxx $Investment Grade Corporate Bond ETF	4,434,009
61,000	ProShares Short High Yield	1,396,900
		5,830,909
	GOVERNMENT - 11.8%
36,400	iShares Core U.S. Aggregate Bond ETF	4,199,468

	TOTAL EXCHANGE TRADED FUNDS (Cost $9,831,434)	10,030,377

	WARRANT - 0.0%^
58	Goodrich Petroleum Corp. + (Cost $6,986)	87

	SHORT-TERM INVESTMENT - 51.1%
	MONEY MARKET FUND - 51.1%
18,082,660	JPMorgan U.S. Government Money Market Fund - Institutional Shares, 0.29% * (Cost $18,082,660)	18,082,660

	TOTAL INVESTMENTS - 103.6% (Cost $42,120,898)	$36,662,542
	OTHER ASSETS IN EXCESS OF LIABILITIES (3.6)%	(1,287,291)
	NET ASSETS - 100.0%	$35,375,251

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At March 31, 2020, 144A securities amounted to $140,620 or 0.4% of net assets.

*	Money market fund; interest rate reflects seven-day yield on March 31, 2020.

^	Amount represents less than 0.1%.

+	Non-Income producing security.

See accompanying notes to financial statements.

ASCENDANT TACTICAL YIELD FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Value
	COMMON STOCK - 0.2%
	ENERGY - 0.2%
2,250	BP PLC - ADR (Cost $92,484)	$54,877

	EXCHANGE TRADED FUNDS - 29.1%
	CORPORATE - 16.9%
25,400	iShares iBoxx $Investment Grade Corporate Bond ETF	3,137,154
44,000	ProShares Short High Yield	1,007,600
		4,144,754
	GOVERNMENT - 12.2%
26,000	iShares Core U.S. Aggregate Bond ETF	2,999,620

	TOTAL EXCHANGE TRADED FUNDS (Cost $7,003,601)	7,144,374

	MUTUAL FUND - 23.8%
	CLOSED-END FUND - 23.8%
	BANK LOANS - 23.8%
685,984	Highland Income Fund + (Cost $9,808,053)	5,851,444

	SHORT-TERM INVESTMENT - 50.7%
	MONEY MARKET FUND - 50.7%
12,474,320	JPMorgan U.S. Government Money Market, Institutional Shares, 0.29% * (Cost $12,474,320)	12,474,320

	TOTAL INVESTMENTS - 103.8% (Cost $29,378,458)	$25,525,015
	OTHER ASSETS IN EXCESS OF LIABILITIES - (3.8)%	(926,811)
	NET ASSETS - 100.0%	$24,598,204

ADR - American Depositary Receipt

+	Non-Income producing security

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

See accompanying notes to financial statements.

The Ascendant Funds
Statements Of Assets and Liabilities (Unaudited)
March 31, 2020

	Ascendant Deep	Ascendant Tactical
	Value Bond Fund	Yield Fund
ASSETS
Investment securities, at cost	$42,120,898	$29,378,458
Investment securities, at value	$36,662,542	$25,525,015
Receivable for securities sold	4,328,423	3,118,457
Dividends and interest receivable	16,707	11,503
Prepaid expenses and other assets	39,946	22,364
TOTAL ASSETS	41,047,618	28,677,339

LIABILITIES
Payable for investments purchased	5,601,571	4,010,896
Fund shares redeemed	28,717	8,537
Payable to Adviser	35,311	41,542
Distribution fees (12b-1) payable	2,854	2,758
Payable to related parties	2,095	4,946
Accrued expenses and other liabilities	1,819	10,456
TOTAL LIABILITIES	5,672,367	4,079,135
NET ASSETS	$35,375,251	$24,598,204

Net Assets Consist Of:
Paid in capital	$44,598,196	$27,817,882
Accumulated deficit	(9,222,945)	(3,219,678)
NET ASSETS	$35,375,251	$24,598,204

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$136,941	$12,053,006
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	12,992	1,357,029
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.54	$8.88
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$11.18	$9.42

Class C Shares:
Net Assets	$3,100,612
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	302,651
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.24

Class I Shares:
Net Assets	$32,137,698	$12,545,198
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,050,610	1,409,973
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.53	$8.90

(a)	Purchases of $1,000,000 or more of Class A shares may be subject to a 1% contingent deferred sales charge on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

See accompanying notes to financial statements.

The Ascendant Funds
Statements of Operations (Unaudited)
For the Six Months Ended March 31, 2020

	Ascendant Deep Value	Ascendant Tactical
	Bond Fund	Yield Fund

INVESTMENT INCOME
Dividends	$1,014,502	$723,695
Interest	29,813	20,162
TOTAL INVESTMENT INCOME	1,044,315	743,857

EXPENSES
Investment advisory fees	243,313	184,217
Distribution (12b-1) fees:
Class A	205	17,994
Class C	18,222	—
Registration fees	20,055	18,541
Administrative services fees	15,943	15,943
Accounting services fees	14,475	14,475
Transfer agent fees	9,026	9,025
Audit fees	7,521	7,369
Legal fees	7,521	7,521
Trustees fees and expenses	6,418	9,418
Professional fees	5,279	6,275
Printing and postage expenses	5,014	2,516
Custodian fees	2,507	2,507
Third party administrative service fees	2,006	6,017
Insurance expense	276	466
Other expenses	1,254	1,254
TOTAL EXPENSES	359,035	303,538

NET INVESTMENT INCOME	685,280	440,319

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(324,291)	706,863
Net change in unrealized depreciation of investments	(5,113,430)	(4,493,139)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,437,721)	(3,786,276)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,752,441)	$(3,345,957)

See accompanying notes to financial statements.

Ascendant Deep Value Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2020	Year Ended
	(Unaudited)	September 30, 2019
FROM OPERATIONS
Net investment income	$685,280	$1,151,424
Net realized loss from investments	(324,291)	(32,068)
Net change in unrealized depreciation on investments	(5,113,430)	(587,999)
Net increase/(decrease) in net assets resulting from operations	(4,752,441)	531,357

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(4,184)	(7,788)
Class C	(68,484)	(75,834)
Class I	(1,179,694)	(681,475)
Net decrease in net assets from distributions to shareholders	(1,252,362)	(765,097)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	—	8,410
Class C	—	4,104,144
Class I	2,131,094	14,313,948
Net asset value of shares issued in reinvestment of distributions:
Class A	3,495	6,768
Class C	62,351	54,682
Class I	171,702	117,020
Payments for shares redeemed
Class A	(31,858)	(256,174)
Class C	(993,183)	(688,605)
Class I	(5,834,764)	(9,133,703)
Redemption fee proceeds
Class C	—	5
Class I	—	41
Net increase/(decrease) in net assets resulting from shares of beneficial interest	(4,491,163)	8,526,536

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(10,495,966)	8,292,796

NET ASSETS
Beginning of Period	45,871,217	37,578,421
End of Period	$35,375,251	$45,871,217

SHARE ACTIVITY
Class A
Shares Sold	—	708
Shares Reinvested	294	578
Shares Redeemed	(2,646)	(21,784)
Net decrease in shares outstanding	(2,352)	(20,498)

Class C
Shares Sold	—	351,927
Shares Reinvested	5,389	4,809
Shares Redeemed	(85,590)	(58,635)
Net increase/(decrease) in shares outstanding	(80,201)	298,101

Class I
Shares Sold	177,301	1,188,088
Shares Reinvested	14,477	10,027
Shares Redeemed	(488,197)	(762,463)
Net increase/(decrease) in shares outstanding	(296,419)	435,652

See accompanying notes to financial statements.

Ascendant Tactical Yield Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2020	Year Ended
	(Unaudited)	September 30, 2019
FROM OPERATIONS
Net investment income	$440,319	$985,138
Distributions received from underlying investment companies	—	2,625
Net realized gain from investments	706,863	276,850
Net change in unrealized depreciation on investments	(4,493,139)	(861,500)
Net increase/(decrease) in net assets resulting from operations	(3,345,957)	403,113

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(386,620)	(580,599)
Class I	(500,974)	(622,593)
Net decrease in net assets from distributions to shareholders	(887,594)	(1,203,192)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	5,113	1,808,664
Class I	2,156,264	4,628,169
Net asset value of shares issued in reinvestment of distributions:
Class A	44,247	177,492
Class I	43,184	49,312
Payments for shares redeemed
Class A	(2,186,435)	(2,324,489)
Class I	(4,410,437)	(8,179,952)
Net decrease in net assets resulting from shares of beneficial interest	(4,348,064)	(3,840,804)

TOTAL DECREASE IN NET ASSETS	(8,581,615)	(4,640,883)

NET ASSETS
Beginning of Period	33,179,819	37,820,702
End of Period	$24,598,204	$33,179,819

SHARE ACTIVITY
Class A
Shares Sold	503	175,333
Shares Reinvested	4,433	18,223
Shares Redeemed	(219,763)	(231,272)
Net decrease in shares outstanding	(214,827)	(37,716)

Class I
Shares Sold	214,932	457,086
Shares Reinvested	4,323	5,058
Shares Redeemed	(456,191)	(801,811)
Net decrease in shares outstanding	(236,936)	(339,667)

See accompanying notes to financial statements.

The Ascendant Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Ascendant Deep Value Bond Fund
	Class A
	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2020		September 30,		September 30,		September 30,	September 30,	September 30,
	(Unaudited)		2019		2018		2017	2016	2015
Net Asset Value, Beginning of Period	$12.27		$12.42		$12.04		$11.41	$12.22	$13.65
Activity from investment operations:
Net investment income(1)	0.18		0.31		0.27		0.17	0.05	0.18
Net realized and unrealized gain/(loss) on investments	(1.58)		(0.23)		0.11	(9)	0.55	(0.49)	(1.11)
Total from investment operations	(1.40)		0.08		0.38		0.72	(0.44)	(0.93)
Less distributions from:
Net investment income	(0.33)		(0.23)		—		(0.09)	(0.32)	(0.12)
Net realized gains	—		—		—		—	—	(0.38)
Return of capital	—		—		—		—	(0.05)	—
Total distributions	(0.33)		(0.23)		—		(0.09)	(0.37)	(0.50)
Paid-in-capital from redemption fees (1)	—		—		—		0.00 (2)	0.00 (2)	0.00	(2)
Net Asset Value, End of Period	$10.54		$12.27		$12.42		$12.04	$11.41	$12.22
Total Return (3)	(11.73	)% (12)	0.76%		3.16	% (10)	6.30%	(3.58)%	(6.85)%
Net Assets, At End of Year (000s)	$137		$188		$445		$5,354	$6,579	$14,255
Ratio of gross expenses to average net assets (4,5)	1.86	% (11)	1.88	% (8)	2.44%		3.56%	2.98%	2.22	% (8)
Ratio of net expenses to average net assets (5)	1.86	% (11)	2.24	% (7)	2.40%		2.40%	2.40%	2.40	% (7)
Ratio of net investment income to average net assets (5,6)	3.02	% (11)	2.58%		2.19%		1.49%	0.39%	1.42%
Portfolio Turnover Rate	224	% (12)	125%		8%		427%	540%	123%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Amount represents less than $0.01

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recoupments by the Adviser.

(5)	The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income/(loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(8)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(9)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.

(11)	Annualized.

(12)	Not annualized.

See accompanying notes to financial statements.

The Ascendant Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Ascendant Deep Value Bond Fund
	Class C
	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2020		September 30,		September 30,		September 30,	September 30,	September 30,
	(Unaudited)		2019		2018		2017	2016	2015
Net Asset Value, Beginning of Period	$11.88		$12.10		$11.83		$11.27	$12.05	$13.49
Activity from investment operations:
Net investment income/(loss)(1)	0.13		0.25		0.33		0.09	(0.04)	0.08
Net realized and unrealized gain/(loss) on investments	(1.55)		(0.25)		(0.06)		0.53	(0.48)	(1.09)
Total from investment operations	(1.42)		—		0.27		0.62	(0.52)	(1.01)
Less distributions from:
Net investment income	(0.22)		(0.22)		—		(0.06)	(0.23)	(0.05)
Net realized gains	—		—		—		—	—	(0.38)
Return of capital	—		—		—		—	(0.03)	—
Total distributions	(0.22)		(0.22)		—		(0.06)	(0.26)	(0.43)
Paid-in-capital from redemption fees (1)	—		0.00	(2)	—		—	—	0.00	(2)
Net Asset Value, End of Period	$10.24		$11.88		$12.10		$11.83	$11.27	$12.05
Total Return (3)	(12.14	)% (11)	0.08%		2.28	% (9)	5.47%	(4.31)%	(7.54)%
Net Assets, At End of Year (000s)	$3,101		$4,548		$1,025		$98	$168	$217
Ratio of gross expenses to average net assets (4,5)	2.61	% (10)	2.61	% (8)	2.91	% (8)	4.31%	3.78%	2.97	% (8)
Ratio of net expenses to average net assets (5)	2.61	% (10)	2.87	% (7)	3.15	% (7)	3.15%	3.15%	3.15	% (7)
Ratio of net investment income/(loss) to average net assets (5,6)	2.26	% (10)	2.18%		2.75%		0.77%	(0.33)%	0.66%
Portfolio Turnover Rate	224	% (11)	125%		8%		427%	540%	123%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Amount represents less than $0.01

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recoupments by the Adviser.

(5)	The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income/(loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(8)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from net asset values and returns for shareholder processing.

(10)	Annualized.

(11)	Not annualized.

See accompanying notes to financial statements.

The Ascendant Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Ascendant Deep Value Bond Fund
	Class I
	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2020		September 30,		September 30,		September 30,	September 30,	September 30,
	(Unaudited)		2019		2018		2017	2016	2015
Net Asset Value, Beginning of Period	$12.29		$12.40		$12.05		$11.41	$12.26	$13.69
Activity from investment operations:
Net investment income(1)	0.20		0.34		0.43		0.21	0.08	0.21
Net realized and unrealized gain/(loss) on investments	(1.60)		(0.21)		(0.04)		0.53	(0.48)	(1.11)
Total from investment operations	(1.40)		0.13		0.39		0.74	(0.40)	(0.90)
Less distributions from:
Net investment income	(0.36)		(0.24)		(0.04)		(0.10)	(0.39)	(0.15)
Net realized gains	—		—		—		—	—	(0.38)
Return of capital	—		—		—		—	(0.06)	—
Total distributions	(0.36)		(0.24)		(0.04)		(0.10)	(0.45)	(0.53)
Paid-in-capital from redemption fees (1)	—		0.00	(2)	—		—	0.00 (2)	0.00	(2)
Net Asset Value, End of Period	$10.53		$12.29		$12.40		$12.05	$11.41	$12.26
Total Return (3)	(11.69	)% (11)	1.12%		3.27	% (9)	6.52%	(3.25)%	(6.64)%
Net Assets, At End of Year (000s)	$32,138		$41,135		$36,108		$2,115	$2,141	$3,133
Ratio of gross expenses to average net assets (4,5)	1.61	% (10)	1.62	% (8)	1.95	% (8)	3.31%	2.78%	1.97	% (8)
Ratio of net expenses to average net assets (5)	1.61	% (10)	1.91	% (7)	2.15	% (7)	2.15%	2.15%	2.15	% (7)
Ratio of net investment income to average net assets (5,6)	3.34	% (10)	2.83%		3.48%		1.80%	0.67%	1.61%
Portfolio Turnover Rate	224	% (11)	125%		8%		427%	540%	123%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Amount represents less than $0.01

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recoupments by the Adviser.

(5)	The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income/(loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(8)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.

(10)	Annualized.

(11)	Not annualized.

See accompanying notes to financial statements.

The Ascendant Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Ascendant Tactical Yield Fund
	Class A
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	March 31, 2020		September 30,	September 30,	September 30,	September 30,		September 30,
	(Unaudited)		2019	2018	2017	2016		2015*
Net Asset Value, Beginning of Period	$10.29		$10.50	$10.63	$9.77	$9.67		$10.00
Activity from investment operations:
Net investment income/(loss)(1)	0.14		0.28	0.26	0.22	0.05		(0.06)
Net realized and unrealized gain/(loss) on investments	(1.28)		(0.15)	0.06	0.77	0.05		(0.27)
Total from investment operations	(1.14)		0.13	0.32	0.99	0.10		(0.33)
Less distributions from:
Net investment income	(0.26)		(0.33)	(0.22)	(0.13)	—		—
Net realized gains	(0.01)		(0.01)	(0.23)	—	—		—
Total distributions	(0.27)		(0.34)	(0.45)	(0.13)	—		—
Net Asset Value, End of Period	$8.88		$10.29	$10.50	$10.63	$9.77		$9.67
Total Return (2)	(11.33	)% (9)	1.42%	3.09%	10.23%	1.03%		(3.30	)% (9)
Net Assets, At End of Period (000s)	$12,053		$16,176	$16,897	$39,877	$26,401		$30,624
Ratio of gross expenses to average net assets (3,4)	2.11	% (8)	2.05%	2.03%	2.07%	2.11	% (7)	2.54	% (8)
Ratio of net expenses to average net assets (4)	2.11	% (8)	2.05%	2.03%	2.07%	2.19	% (6)	2.25	% (8)
Ratio of net investment income/(loss) to average net assets (4,5)	2.72	% (8)	2.81%	2.47%	2.21%	0.53%		(1.52	)% (8)
Portfolio Turnover Rate	220	% (9)	145%	48%	392%	1676%		910	% (9)

*	The Ascendant Tactical Yield Fund’s Class A shares commenced operations on May 8, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recoupments by the Adviser.

(4)	The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(7)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(8)	Annualized.

(9)	Not annualized.

See accompanying notes to financial statements.

The Ascendant Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Ascendant Tactical Yield Fund
	Class I
	Six Months Ended		Year Ended	Year Ended		Year Ended	Year Ended		Period Ended
	March 31, 2020		September 30,	September 30,		September 30,	September 30,		September 30,
	(Unaudited)		2019	2018		2017	2016		2015*
Net Asset Value, Beginning of Period	$10.32		$10.53	$10.67		$9.81	$9.69		$10.00
Activity from investment operations:
Net investment income(1)	0.15		0.30	0.35		0.25	0.17		(0.05)
Net realized and unrealized gain/(loss) on investments	(1.27)		(0.14)	(0.01	) (8)	0.76	(0.05)		(0.26)
Total from investment operations	(1.12)		0.16	0.34		1.01	0.12		(0.31)
Less distributions from:
Net investment income	(0.29)		(0.36)	(0.25)		(0.15)	—		—
Net realized gains	(0.01)		(0.01)	(0.23)		—	—		—
Total distributions	(0.30)		(0.37)	(0.48)		(0.15)	—		—
Net Asset Value, End of Period	$8.90		$10.32	$10.53		$10.67	$9.81		$9.69
Total Return (2)	(11.15	)% (10)	1.69%	3.23%		10.45%	1.24%		(3.10	)% (10)
Net Assets, At End of Period (000s)	$12,545		$17,003	$20,923		$2,187	$1,691		$422
Ratio of gross expenses to average net assets (3,4)	1.86	% (9)	1.80%	1.78%		1.82%	1.85	% (7)	2.25	% (9)
Ratio of net expenses to average net assets (4)	1.86	% (9)	1.80%	1.78%		1.82%	1.92	% (6)	2.00	% (9)
Ratio of net investment income/(loss) to average net assets (4,5)	3.01	% (9)	2.99%	3.33%		2.43%	1.73%		(1.26	)% (9)
Portfolio Turnover Rate	220	% (10)	145%	48%		392%	1676%		910	% (10)

*	The Ascendant Tactical Yield Fund’s Class I shares commenced operations on May 8, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recoupments by the Adviser.

(4)	The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(7)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(8)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(9)	Annualized.

(10)	Not annualized.

See accompanying notes to financial statements.

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2020

1.	ORGANIZATION

The Ascendant Deep Value Bond Fund (“ADVBF”) and Ascendant Tactical Yield Fund (“ATY”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. ADVBF seeks total return from income and growth of capital. ATY seeks capital preservation with a secondary objective of total return.

The Funds currently offer Class A and Class I shares. ADVBF also offers Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of a Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

independent pricing service reflects fair value of a Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for each Fund’s assets measured at fair value:

Ascendant Deep Value Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$26	$—	$—	$26
Mutual Fund	8,408,772	—	—	8,408,772
Corporate Bonds & Notes	—	140,620	—	140,620
Exchange Traded Funds	10,030,377	—	—	10,030,377
Warrant	87	—	—	87
Short-Term Investment	18,082,660	—	—	18,082,660
Total	$36,521,922	$140,620	$—	$36,662,542

Ascendant Tactical Yield Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$54,877	$—	$—	$54,877
Exchange Traded Funds	7,144,374	—	—	7,144,374
Mutual Fund	5,851,444	—	—	5,851,444
Short-Term Investment	12,474,320	—	—	12,474,320
Total	$25,525,015	$—	$—	$25,525,015

*	See Portfolio of Investments for industry classification.

The Funds did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years September 30, 2016 - September 30, 2018 or expected to be taken in the Funds’ September 30, 2019 tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Ohio (Nebraska in prior years), and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain their balances with a high quality financial institution.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

	Purchases	Sales
ADVBF	$83,011,930	$103,538,981
ATY	$57,974,127	$72,941,782

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Ascendant Advisors, LLC serves as the Funds’ investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust, with respect to the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.15% of ADVBF and 1.20% of ATY average daily net assets. For the six months ended March 31, 2020, ADVBF incurred $243,313 in advisory fees and ATY incurred $184,217 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2021 for ADVBF and for ATY to waive a portion of its advisory fee and has agreed to reimburse ADVBF and ATY for other expenses to the extent necessary so that the total expenses incurred by the Funds (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) do not exceed the following:

	Class A	Class C	Class I
ADVBF	2.40%	3.15%	2.15%
ATY	2.25%	-	2.00%

These amounts will herein be referred to as the “expense limitations” and are based upon a per annum of each Fund’s average daily net assets.

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and any Fund’s operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause that Fund’s operating expenses to exceed the respective expense limitation. If any Fund’s operating expenses subsequently exceed its respective expense limitation, the reimbursements for such Fund(s) shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the six months ended March 31, 2020, the Adviser did not waive or recoup any previously waived fees pursuant to the Waiver Agreement.

AWM Services, LLC, a registered broker/dealer and an affiliate of the Adviser, executed trades on behalf of the Funds. During the six months ended March 31, 2020, AWM Services, LLC received $105,084 from ADVBF and $95,133 from ATY in brokerage commissions.

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

Distributor – The Trust, on behalf of the Funds has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for Class A shares and Class C shares of the Funds (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A shares and an annual rate of 1.00% of the average daily net assets of each Fund’s Class C shares. The Funds will pay Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended March 31, 2020, the Funds paid the following amounts to the Distributor:

	Class A	Class C
ADVBF	$205	$17,994
ATY	$18,222	—

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. On sales of ADVBF’s Class A shares for the six months ended March 31, 2020, the Distributor received $0 from front-end sales charges. On sales of ATY’s Class A shares for the six months ended March 31, 2020, the Distributor received $1,037 from front-end sales charges of which $137 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended September 30, 2019 and September 30, 2018 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
9/30/2019	Income	Capital Gains	Capital	Total
Ascendant Deep Value Bond Fund	$765,097	$—	$—	$765,097
Ascendant Tactical Yield Fund	1,203,192	—	—	1,203,192

For fiscal year ended	Ordinary	Long-Term	Return of
9/30/2018	Income	Capital Gains	Capital	Total
Ascendant Deep Value Bond Fund	$57,189	$—	$—	57,189
Ascendant Tactical Yield Fund	988,959	455,938	—	1,444,897

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Ascendant Deep Value Bond Fund	$1,140,940	$—	$—	$(3,857,189)	$—	$(501,893)	$(3,218,142)
Ascendant Tactical Yield Fund	441,028	30,537	—	—	—	542,308	1,013,873

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss), and accumulated net realized gain (loss) from security transactions is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	Expiring	Short-Term	Long-Term	Total	CLCF Utilized
Ascendant Deep Value Bond Fund	$—	$1,426,743	$2,430,446	$3,857,189	—

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

ADVBF currently invests a portion of its assets in the JPMorgan U.S. Government Money Market Fund (JPM). The Fund may redeem its investment in JPM at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

ATY currently invests a portion of its assets in JPM. The Fund may redeem its investment in JPM at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of each Fund will be directly affected by the performance of JPM. The financial statements of JPM, including the portfolio of investments, can be found on the Securities and Exchange

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of March 31, 2020, the percentage of each Fund’s net assets invested in JPM was 51.1% and 50.7%, respectively, for ADVBF and ATY.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2020, National Financial Services held approximately 81.1% of the voting securities of ADVBF. As of September 30, 2019, Pershing held approximately 93.5% of the voting securities of ATY. The Trust has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services or Pershing are also owned beneficially.

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Ascendant Deep Value Bond Fund	$42,277,865	$209,875	$(5,825,198)	$(5,615,323)
Ascendant Tactical Yield Fund	29,475,846	148,581	(4,099,412)	(3,950,831)

9.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following:

The Board has determined based on the recommendation of the investment adviser of ADVBF that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on May 22, 2020.

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2020

11.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in each Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact a Fund investment.

The Ascendant Funds
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of Ascendant Deep Value Bond Fund and Ascendant Tactical Yield Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Ascendant Deep Value Bond Fund and Ascendant Tactical Yield Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The Actual table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical table below provides information about hypothetical account values and hypothetical expenses based on The Ascendant Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Actual *	10/1/2019	3/31/2020	10/1/19 - 3/31/20	Expense Ratio
Ascendant Deep Value Bond Fund
Class A	$1,000.00	$882.70	$8.75	1.86%
Class C	1,000.00	878.60	12.26	2.61%
Class I	1,000.00	883.10	7.58	1.61%
Ascendant Tactical Yield Fund
Class A	$1,000.00	$886.70	$9.95	2.11%
Class I	1,000.00	888.50	8.78	1.86%

	Beginning	Ending	Expenses Paid
Hypothetical *	Account Value	Account Value	During Period	Annualized
(5% return before expenses)	10/1/2019	3/31/2020	10/1/19 - 3/31/20	Expense Ratio
Ascendant Deep Value Bond Fund
Class A	$1,000.00	$1,015.70	$9.37	1.86%
Class C	1,000.00	1,011.95	13.13	2.61%
Class I	1,000.00	1,016.95	8.12	1.61%
Ascendant Tactical Yield Fund
Class A	$1,000.00	$1,014.45	$10.63	2.11%
Class I	1,000.00	1,015.70	9.37	1.86%

*	Expense information is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

The Ascendant Funds
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2020

Ascendant Deep Value Bond Fund, Ascendant Tactical Yield Fund and Patriot Fund (Adviser – Ascendant Advisors, LLC)*

In connection with the regular meeting held on December 11-12, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Ascendant Advisors, LLC (“Ascendant”) and the Trust, with respect to the Ascendant Deep Value Bond Fund (“Ascendant Deep”), Ascendant Tactical Yield Fund (“Ascendant Tactical”) and Patriot Fund (collectively the “Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Ascendant was founded in 1970 and had approximately $130 million in assets under management servicing mutual funds, and separately managed accounts for high net worth families and institutions providing active portfolio management in equity, fixed income, and balanced strategies. The Trustees reviewed the background information of key adviser personnel responsible for servicing the Funds, taking into consideration their education and the investment team’s diverse financial industry experience. They considered that the adviser employed an investment process that initially used a quantitative multifactor model to identify companies with relative value compared to peers as well as positive momentum from an earnings and price prospective, followed by deep fundamental analysis of each company and a macro examination of the current economic environment. They discussed that the adviser attempted to mitigate risk by using an investment committee to monitor and evaluate each Fund’s investments on an ongoing basis as well as consistently applying the firm’s quantitatively driven investment and research process. The Trustees considered that the adviser monitored compliance with each Fund’s investment limitations using a pre-trade checklist, and review of the portfolio to ensure each Fund was operating within its stated guidelines. The Trustees noted the adviser’s long history and the depth of experience of the investment team. The Trustees agreed the adviser was well staffed with adequate resources to support the Funds. They expressed appreciation for the adviser’s long history in asset management and adherence to the disciplined investment process it had employed over that history. The Trustees concluded that the adviser had provided quality service to the Funds and their respective shareholders.

Performance.

Ascendant Deep. The Trustees examined the Fund’s Broadridge report and acknowledged that the Fund was ranked in the third or fourth quartile of performance for each time period depicted in the report. The Trustees observed, however, that the Fund increased in asset size over the past twelve

The Ascendant Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2020

months. They noted the adviser’s belief that the Bloomberg Barclays Aggregate Bond Index would be a more appropriate benchmark index for the Fund. The further noted however, that the Fund underperformed the adviser’s preferred index for the 1-year period. They discussed the adviser’s assertion that it would make efforts to reduce the Fund’s positions in underperforming underlying funds in an effort to improve Fund performance. The Trustees concluded that the adviser was performing in accordance with the Fund’s stated objective and strategy as disclosed in the prospectus and the Trustees would monitor Fund performance.

Ascendant Tactical. The Trustees noted that the Fund had substantially underperformed its peer group, Morningstar category, and benchmark during the 1-year period. They further noted that the Fund outperformed all of the same comparable metrics during the 3-year period. For the since inception period, the Trustees observed that the Fund outperformed its peer group, while slightly underperforming its Morningstar category and benchmark. The Trustees concluded that the adviser was performing in accordance with the Fund’s stated objective and strategy as disclosed in the prospectus and agreed to continue to monitor performance.

Patriot Fund. The Trustees discussed the Fund’s objective, strategies and performance relative to its peer group and Morningstar category. They noted that the Fund underperformed its peer group, Morningstar category, and benchmark for the 1- and 3-year periods. They Trustees discussed that the Fund’s since inception returns only slightly underperformed its peers and Morningstar category and noted that the Fund’s risk adjusted returns for the since inception period ranked the Fund in second and first quartile compared to its peer group and Morningstar category, respectively. The Trustees concluded that the adviser’s ongoing focus on minimizing downside risk accrued a benefit to investors despite recent underperformance of the Fund.

Fees and Expenses.

Ascendant Deep. The Trustees reviewed the Fund’s advisory fee and net expense ratio. They discussed Ascendant’s advisory fee with respect to the Fund and noted that it was 1.15%, which was the second highest of the Broadridge peer group, and higher than the median of its Morningstar category but within the range of the category. The Trustees considered the Fund’s net expense ratio and noted that it was higher than the median of its Morningstar category and peer group. They discussed the adviser’s assertion that the Fund employed a unique investment strategy that required more intensive research and portfolio management resources than traditional fixed income funds. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Ascendant Tactical. The Trustees reviewed the Fund’s advisory fee and net expense ratio. They discussed Ascendant’s advisory fee with respect to the Fund and noted that it was 1.20%, which was higher than the median of its peer group and Morningstar category. They observed that the advisory fee was within the range of the Morningstar category and the peer group. The Trustees considered the Fund’s net expense ratio and noted that it was higher than the median of both its peer group and Morningstar category but was within the range of the Morningstar category. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

The Ascendant Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2020

Patriot Fund. The Trustees reviewed the Fund’s advisory fee and net expense ratio. They noted that Ascendant’s advisory fee of 1.40% with respect to the Fund was higher than the median of both its peer group and Morningstar category, and the highest of both metrics. They considered the additional skill and labor resources necessary for the adviser to implement the Fund’s terror-free screening process. The Trustees considered the Fund’s net expense ratio and noted that it was higher than the median of both its peer group and Morningstar category and was the highest in both comparable metrics. They considered that the Fund was among the smallest in terms of asset size of its peers and also considered its Morningstar category contained many passively managed funds. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized with respect to the adviser’s relationship with the Funds individually and in the aggregate. They noted that based on each Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time. The Trustees noted the adviser expected continued asset growth in each Fund and agreed to revisit the matter if the Funds continued to grow.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They noted the adviser realized a loss in connection with its advisory agreement with Ascendant Tactical. With respect to Ascendant Deep and Patriot, the Trustees noted that the adviser had realized a modest profit in connection with its advisory agreement for each Fund. They also considered that AWM Services, an affiliated broker-dealer of the adviser, receives brokerages commissions for executing trades for the Funds. With respect to each Fund, The Trustees concluded that excessive profitability with respect to each Fund was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement between NLFT and Ascendant was in the best interests of each of the Ascendant Deep Value Bond Fund, Ascendant Tactical Yield Fund and Patriot Fund and their respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-527-2363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-527-2363.

INVESTMENT ADVISER
Ascendant Advisors, LLC
Four Oaks Place
1330 Post Oaks Blvd., Suite 1550
Houston, TX 77056

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/8/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/ Treasurer

Date 6/8/20